Exhibit 99.1

SRS LABS, INC.

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this “Agreement”) is made and entered into as of [                    ], by and between SRS LABS, INC., a Delaware corporation (the “Company”), and [                    ] (“Covered Agent”).

RECITALS

WHEREAS, Covered Agent performs a valuable service to the Company in his capacity as a director and/or officer of the Company;

WHEREAS, the Company’s Bylaws, as amended and/or restated (the “Bylaws”), provide for the indemnification of the directors, officers, employees and other agents of the Company, including persons serving at the request of the Company in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law (the “DGCL”);

WHEREAS, the Bylaws and the DGCL, by their non-exclusive nature, permit contracts between the Company and its agents, officers, employees and other agents with respect to indemnification of such persons; and

WHEREAS, in order to induce Covered Agent to continue to serve as a director and/or officer of the Company, the Company has determined and agreed to enter into this Agreement with Covered Agent.

NOW, THEREFORE, in consideration of Covered Agent’s continued service as a director and/or officer of the Company after the date hereof, the parties hereto agree as follows:

AGREEMENT

1.             Services to the Company. Covered Agent will serve, at the will of the Company or under separate contract, if any such contract exists, as a director and/or officer of the Company or as a director, officer or other fiduciary, employee or agent of an affiliate of the Company, including any subsidiary or employee benefit plan of the Company (each, an “Affiliate”); provided, however, that Covered Agent may at any time and for any reason resign from such position(s) (subject to any contractual obligation that Covered Agent may have assumed apart from this Agreement or any obligation imposed by operation of law) and that neither the Company nor any Affiliate shall have an obligation under this Agreement to continue Covered Agent in any such position(s).  This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries) and Covered Agent.  This foregoing notwithstanding, this Agreement shall continue in force after Covered Agent has ceased to serve as a director and/or officer of the Company or as a director, officer, employee or agent of the Company or any Affiliate.

2.             Indemnity of Covered Agent. The Company hereby agrees to hold harmless and indemnify Covered Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the DGCL, as the same may be amended from time to time (but only to the extent that such amendment permits the Company to provide broader indemnification rights than the Bylaws or the DGCL permitted prior to adoption of such amendment).

3.             Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Company hereby further agrees to hold harmless and indemnify Covered Agent:

(a)           Against any and all Expenses (as defined below) that Covered Agent becomes legally obligated to pay because of any claim or claims made against or by Covered Agent in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, and whether formal or informal (including an action by or in the right of the Company), to which Covered Agent is, was or at any time becomes a party or a participant, including as a witness or otherwise, or is threatened to be made a party or participant, by reason of the fact that Covered Agent is, was or at any time becomes a director, officer, employee or other agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, including a subsidiary of the Company (collectively, a “Proceeding”). The definition of Proceeding shall be considered met if Covered Agent in good faith believes the situation might lead to the institution of a Proceeding. “Expenses” shall mean all expenses, including attorneys’ fees, witness fees, damages, judgments, fines and amounts paid in settlement, any federal, state, local or foreign taxes imposed on Covered Agent as a result of the actual or deemed receipt of any payments under this Agreement, ERISA excise taxes and penalties imposed on Covered Agent, costs associated with any appeals, including without limitation the premium, security for, and other costs relating to any costs bond, supersedes bond, or other appeal bond or its equivalent, and any other amounts for time spent by Covered Agent for which Covered Agent is not compensated by the Company or any Affiliate or third party (i) for any period during which Covered Agent is not an agent, in the employment of, or providing services for compensation to, the Company or any Affiliate, and (ii) if the rate of compensation and the estimated time involved is approved by the members of the Company’s Board of Directors (the “Board”) who are not parties to any action with respect to which expenses are incurred, for Covered Agent while an agent of, employed by, or providing services for compensation to the Company or any Affiliate.

(b)           Otherwise to the fullest extent as may be provided to Covered Agent by the Company under the non-exclusivity provisions of the DGCL and the Bylaws, as the same may be amended from time to time (but only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior to adoption of such amendment).

4.             Limitations on Additional Indemnity. No indemnity pursuant to Section 2 or 3 hereof shall be paid by the Company:

(a)           On account of any claim against Covered Agent solely for an accounting of profits made from the purchase or sale by Covered Agent of securities of the Company pursuant to the provisions of Section 16(b) of the Exchange Act (as defined below) (“Section 16(b)”), or similar provisions of any federal, state or local statutory law; provided that, with respect to a claim against Covered Agent solely for an accounting of profits made from the purchase or sale by Covered Agent of securities of the Company pursuant to the provisions of Section 16(b), Covered Agent shall be entitled to the advancement of legal expenses unless the Company reasonably determines that Covered Agent clearly violated Section 16(b) and must disgorge profits to the Company pursuant to the terms thereof. Notwithstanding anything to the contrary stated or implied in this Section 4(a), indemnification pursuant to this Agreement relating to any Proceeding against Covered Agent for an accounting of profits made from the purchase or sale by Covered Agent of securities of the Company pursuant to the provisions of Section 16(b) or similar provisions of any federal, state or local laws shall not be prohibited if Covered Agent ultimately establishes in any Proceeding that no recovery of such profits from Covered Agent is permitted under Section 16(b) or similar provisions of any federal, state or local laws;

(b)           for which payment is actually made to Covered Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

(c)           if indemnification is not lawful under applicable law; or

(d)           in connection with any Proceeding (or part thereof) initiated by Covered Agent, or any Proceeding by Covered Agent against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the DGCL or any other applicable law, (iv) the Proceeding is initiated pursuant to Section 9 hereof, or (v) the Proceeding initiated by Covered Agent is a cross-claim or counter-claim.

5.             Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Covered Agent is a director, officer, employee or other agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Covered Agent shall be subject to any Proceeding by reason of the fact that Covered Agent was serving in the capacity referred to herein.

6.             Partial Indemnification. Covered Agent shall be entitled under this Agreement to indemnification by the Company for a portion of the Expenses that Covered Agent becomes legally obligated to pay in connection with any Proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Company shall indemnify Covered Agent for the portion thereof to which Covered Agent is entitled.

7.             Notification and Defense of Claim. Not later than 30 days after receipt by Covered Agent of notice of the commencement of any Proceeding, Covered Agent will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability which it may have to Covered Agent under this Agreement or otherwise than under this Agreement, except to the extent (solely with respect to the indemnity under this Agreement) that such omission to notify materially prejudices the Company. With respect to any such Proceeding as to which Covered Agent notifies the Company of the commencement thereof:

(a)           the Company will be entitled to participate therein at its own expense;

(b)           except as otherwise provided below, the Company may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Covered Agent. After notice from the Company to Covered Agent of its election to assume the defense thereof, the Company will not be liable to Covered Agent under this Agreement for any expenses subsequently incurred by Covered Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Covered Agent shall have the right to employ separate counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Covered Agent unless (i) the employment of counsel by Covered Agent has been authorized by the Company, (ii) Covered Agent has reasonably concluded, and so notified the Company, that there is an actual conflict of interest between the Company and Covered Agent in the conduct of the defense of such action, (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Covered Agent’s separate counsel shall be at the expense of the Company, (iv) there has been a Change in Control, or (v) Covered Agent shall have reasonably concluded that counsel engaged by the Company on behalf of Covered Agent may not adequately represent Covered Agent. A “Change in Control” shall mean: (a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the combined voting power of all outstanding securities of the Company; (b) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (c) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (d) a complete liquidation or dissolution of the Company; or (e) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by one or more persons or entities different from the persons or entities holding those securities immediately prior to such merger. If, under applicable laws and rules of attorney professional conduct, there exists a potential, but not actual, conflict of interest between the Company and Covered Agent, the Company’s indemnification and Expense advancement obligations to Covered Agent under this Agreement shall include reasonable legal fees and reasonable costs incurred by Covered Agent for separate counsel retained by Covered Agent to monitor the Proceeding (so that such separate counsel may assume Covered Agent’s defense if the conflict of interest between the Company and Covered Agent becomes an actual conflict of interest).  The existence of an actual or potential conflict, and whether any such conflict may be waived, shall be determined pursuant to the rules of attorney professional conduct and applicable law. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Covered Agent shall have made the conclusion provided for in clause (ii) above; and

(c)           the Company shall not be liable to indemnify Covered Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Covered Agent without Covered Agent’s written consent, which may be given or withheld in Covered Agent’s sole discretion.

8.             Advances of Expenses.

(a)           Covered Agent shall have the right to advancement by the Company prior to the final adjudication of any Proceeding of any and all Expenses relating to, arising out of or resulting from any Proceeding paid or incurred by Covered Agent or which Covered Agent determines are reasonably likely to be paid or incurred by Covered Agent. The right to advances under this paragraph shall in all events continue until final disposition of any Proceeding, including any appeal therein.  Advances shall be made without regard to Covered Agent’s ability to repay the Expenses and without regard to Covered Agent’s ultimate entitlement to indemnification under the other provisions of this Agreement.  Advances shall be unsecured and interest free.   Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed.

(b)           Covered Agent’s right to such advancement is not subject to the satisfaction of any standard of conduct.   Without limiting the generality or effect of the foregoing, within five business days after any request by Covered Agent, the Company shall, in accordance with such request (but without duplication), (i) pay such Expenses on behalf of Covered Agent, (ii) advance to Covered Agent funds in an amount sufficient to pay such Expenses, or (iii) reimburse Covered Agent for such Expenses.

(c)           Covered Agent shall qualify for advances upon the execution and delivery to the Company of this Agreement, which shall constitute an undertaking providing that Covered Agent undertakes to the fullest extent permitted by law to repay the advance (without interest) if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Covered Agent is not entitled to be indemnified by the Company. No other form of undertaking shall be required other than the execution of this Agreement.  The Company shall not initiate any proceeding seeking repayment of any advanced Expenses pursuant to the foregoing undertaking other than (i) in connection with the underlying and operative proceeding for which Covered Agent has received such advanced expenses or (ii) by a proceeding initiated in the Court of Chancery of the State of Delaware following a final judgment, not subject to appeal, by a court of competent jurisdiction of the underlying and operative proceeding for which Covered Agent received such advanced Expenses.

9.             Enforcement; Presumption of Entitlement.

(a)           Any right to indemnification or advances granted by this Agreement to Covered Agent shall be enforceable by or on behalf of Covered Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 30 days of request therefor.  Covered Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting Covered Agent’s claim.

(b)           It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for Expenses pursuant to Section 8 hereof) that Covered Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof.  Neither the failure of the Company (including the Board or the Company’s stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Covered Agent is proper in the circumstances, nor an actual determination by the Company (including the Board or the Company’s stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Covered Agent is not entitled to indemnification under this Agreement or otherwise.

(c)           In any such Proceeding instituted by Covered Agent pursuant to this Section 9, the Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

(d)           In making any determination concerning Covered Agent’s right to indemnification, there shall be a presumption that Covered Agent has satisfied the applicable standard of conduct, and the Company may overcome such presumption only by its adducing clear and convincing evidence to the contrary.  For purposes of any determination of good faith, Covered Agent shall be presumed to have acted in good faith if Covered Agent’s action is based on the records or books of account of the Company, including financial statements, or on information supplied to Covered Agent by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or the Board or counsel selected by any committee of the Board or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser, investment banker, compensation consultant, or other expert selected with reasonable care by the Company or the Board or any committee of the Board. The provisions of this Section 9(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Covered Agent may be deemed to have met the applicable standard of conduct. Whether or not the foregoing provisions of this Section are satisfied, it shall in any event be presumed that Covered Agent has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Any determination concerning Covered Agent’s right to indemnification that is adverse to Covered Agent may be challenged by Covered Agent in the Court of Chancery of the State of Delaware.  No determination by the Company (including without limitation by its directors or any independent counsel) that Covered Agent has not satisfied any applicable standard of conduct shall be a defense to any claim by Covered Agent for indemnification or reimbursement or advance payment of Expenses by the Company hereunder or create a presumption that Covered Agent has not met any applicable standard of conduct.

(e)           The termination of any Proceeding by judgment, order, settlement (with or without court approval), conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Covered Agent to indemnification or create a presumption that Covered Agent did not act in good faith and in a manner which Covered Agent reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, that Covered Agent had reasonable cause to believe that Covered Agent’s conduct was unlawful.

(f)            If the person or persons so empowered to make a determination concerning Covered Agent’s right to indemnification pursuant to this Agreement shall have failed to make the requested determination within 30 days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Proceeding or any other event that could enable the Company to determine Covered Agent’s entitlement to indemnification, the requisite determination that Covered Agent is entitled to indemnification shall be deemed to have been made.

(g)           The remedies provided for in this Section 9 shall be in addition to any other remedies available to Covered Agent at law or in equity.

10.           Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Covered Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

11.           Non-Exclusivity of Rights. The rights conferred on Covered Agent by this Agreement shall not be exclusive of any other right which Covered Agent may have or hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation, as amended and/or restated, or Bylaws, each as may be amended and/or restated from time to time, agreement, vote of stockholders or directors, or otherwise, both as to action in Covered Agent’s official capacity and as to action in another capacity while holding office.

12.           Survival of Rights; Change in Control.

(a)           The rights conferred on Covered Agent by this Agreement shall continue after Covered Agent has ceased to be a director, officer, employee or other agent of the Company or to serve at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Covered Agent’s heirs, executors and administrators.

(b)           The Company shall require and cause any successor thereto (whether direct or indirect) in connection with a Change in Control, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such Change in Control occurred.

13.           Contribution.  To the fullest extent permitted by applicable law, if the indemnification provided for in this Agreement is unavailable to Covered Agent for any reason whatsoever, the Company, in lieu of indemnifying Covered Agent, shall contribute to the amount incurred by or on behalf of Covered Agent, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Covered Agent as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Covered Agent in connection with such event(s) and/or transaction(s).

14.           Liability Insurance.

(a)           For the duration of Covered Agent’s service as a director and/or officer of the Company, and thereafter for so long as Covered Agent shall be subject to any pending or possible indemnifiable claim, the Company shall use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to cause to be maintained in effect policies of directors’ and officers’ liability insurance providing coverage for directors and/or officers of the Company that is at least substantially comparable in scope and amount to that provided by the Company’s current policies of directors’ and officers’ liability insurance. The minimum AM Best rating for the insurance carriers of such insurance shall be not less than A-VI.

(b)           In the event of a Change in Control, the Company shall (i) maintain in force any and all insurance policies then maintained by the Company in providing directors’ and officers’ insurance, in respect of Covered Agent, or (ii) require and cause any successor thereto (whether direct or indirect) to obtain and maintain a directors’ and officers’ liability insurance policy that provides coverage for Covered Agent that is at least substantially comparable in scope and amount to that provided to Covered Agent by the Company as of immediately prior to the Change in Control, in each case for the six-year period immediately following the Change in Control.  This “tail coverage” shall be placed by the Company’s insurance broker.

(c)           In the event that any action is instituted by Covered Agent under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Covered Agent shall be entitled to be paid all Expenses incurred by Covered Agent with respect to such action, regardless of whether Covered Agent is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court of competent jurisdiction over such action determines that each of the material assertions made by Covered Agent as a basis for such action was not made in good faith or was frivolous.

(d)           The Company shall make available to Covered Agent with a copy of all directors’ and officers’ liability insurance applications, binders, policies, declarations, endorsements and other related materials. The Company shall not discontinue or significantly reduce the scope or amount of coverage from one policy period to the next without the prior approval thereof by a majority vote of the incumbent directors of the Company, even if less than a quorum.

15.           Optional Trust. The Company may, but shall not be required to create a trust fund, grant a security interest or use other means, including without limitation a letter of credit, to ensure the payment of such amounts as may be necessary to satisfy its obligations to indemnify and advance Expenses pursuant to this Agreement.

16.           No Imputation.  The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company or the Company itself shall not be imputed to Covered Agent for purposes of determining any rights under this Agreement.

17.           Separability.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

18.           Coverage; Superseding Prior Agreement.  This Agreement shall apply with respect to Covered Agent’s service as a director, officer, employee or other agent of the Company or any Affiliate prior to the date of this Agreement.  This Agreement hereby amends, restates, supersedes and replaces that certain Indemnification Agreement, dated as of [            ], between Covered Agent and the Company (the “Prior Agreement”) in its entirety.

19.           Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles).

20.           Amendment; Termination and Waiver. No amendment, modification, waiver, termination or cancellation of this Agreement shall be effective unless in writing signed by the Company and Covered Agent.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

21.           Period of Limitations.  No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Covered Agent, Covered Agent’s estate, spouse, heirs, administrators, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

22.           Specific Performance.  The Company and Covered Agent agree that a monetary remedy for breach of this Agreement may be inadequate, impracticable and difficult of proof, and further agree that such breach may cause Covered Agent irreparable harm. Accordingly, the parties hereto agree that Covered Agent may enforce this Agreement by seeking injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, Covered Agent shall not be precluded from seeking or obtaining any other relief to which he may be entitled. The Company and Covered Agent further agree that Covered Agent shall be entitled to such specific performance and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith. The Company acknowledges that in the absence of a waiver, a bond or undertaking may be required of Covered Agent by a court of competent jurisdiction, and the Company hereby waives any such requirement of a bond or undertaking.

23.           Offset Against Other Rights.  The Company’s obligation to indemnify, hold harmless or advance Expenses hereunder to Covered Agent who is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Covered Agent has actually received as indemnification, hold harmless or exoneration payments or advancement of expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding any other provision of this Agreement to the contrary, (i) Covered Agent shall have no obligation to reduce, offset, allocate, pursue or apportion any indemnification, hold harmless, exoneration, advancement, contribution or insurance coverage among multiple parties possessing such duties to Covered Agent prior to the Company’s satisfaction and performance of all its obligations under this Agreement, and (ii) the Company shall perform fully its obligations under this Agreement without regard to whether Covered Agent holds, may pursue or has pursued any indemnification, advancement, hold harmless, exoneration, contribution or insurance coverage rights against any person or entity other than the Company.

24.           Information Sharing.  If the Covered Agent is the subject of or is implicated in any way during an investigation, whether formal or informal, to the extent not prohibited by any applicable law, rule, regulation or order, the Company shall share with Covered Agent any information it has turned over to any third parties concerning the investigation (“Shared Information”). By executing this agreement, Covered Agent agrees that such Shared Information is material non-public information that Covered Agent is obligated to hold in confidence and may not disclose publicly; provided, however, that Covered Agent is permitted to use the Shared Information and to disclose such Shared information to Covered Agent’s legal counsel solely in connection with defending Covered Agent from legal liability.

25.           Identical Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, including counterparts transmitted by facsimile or other electronic communication, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement. Facsimile signatures, or signatures delivered by other electronic transmission, shall be as effective as original signatures.

26.           Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

27.           Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed, (ii) when sent by confirmed electronic mail, with verification of receipt, or by facsimile, in either case, if sent during regular business hours; if not, then on the next business day; or (iii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail, return receipt requested, with postage prepaid.

(a)           All communications shall be delivered to Covered Agent at the address indicated on the signature page hereof, or at such other address as Covered Agent shall designate by ten days’ advance written notice to the Company.

(b)           All communications shall be delivered to the Company at SRS Labs, Inc., 2909 Daimler Street, Santa Ana, California 92705, Attention: Chief Executive Officer, or such other address as may have been furnished to Covered Agent by the Company.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

SRS LABS, INC.

By:

Name:

Its:

COVERED AGENT

[INSERT NAME]

Address:

[SIGNATURE PAGE TO INDEMNITY AGREEMENT]